EXHIBIT 34.2

Ernst & Young LLP 300 First Stamford PlaceStamford, CT 06902	Tel: +1 203 674 3000 ey.com

Report of Independent Registered Public Accounting Firm

We have examined management’s assertion, included in the accompanying Management’s Assertion of Compliance, that Trust & Agency Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas (collectively the “Company”) complied with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB for the publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006, for which the Company provides trustee, certificate administrator, securities administration, paying agent or custodian services, as defined in the transaction agreements, excluding publicly-issued securities sponsored or issued by any government sponsored entity (the “Platform”), as of and for the year ended December 31, 2021, except for criteria 1122(d)(4)(iv) – 1122(d)(4)(xiv), which the Company has determined are not applicable to the activities it performs with respect to the servicing platform covered by this report. Refer to Appendix A of Management’s Assertion of Compliance for the asset backed transactions covered by this platform. Management is responsible for the Company’s compliance with those servicing criteria. Our responsibility is to express an opinion on management’s assertion about the Company’s compliance with the servicing criteria based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board (United States) and, accordingly, included examining, on a test basis, evidence about the Company’s compliance with the applicable servicing criteria and performing such other procedures as we considered necessary in the circumstances. Our examination included testing of less than all of the individual asset backed transactions and securities that comprise the platform, testing of less than all of the servicing activities related to the Platform and determining whether the Company processed those selected transactions and performed those selected activities in compliance with the servicing criteria. Furthermore, our procedures were limited to the selected transactions and servicing activities performed by the Company during the period covered by this report. Our procedures were not designed to determine whether errors may have occurred either prior to or subsequent to our tests that may have affected the balances or amounts calculated or reported by the Company during covered by this report for the selected transactions or any other transactions. Although the Company is responsible for assessing compliance with criteria 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(2)(iii) and 1122(d)(4)(iii) of Regulation AB, there were no occurrences of events that would require the Company to perform such activities during the year ended December 31, 2021. We believe that the evidence we obtained is sufficient and appropriate to provide a reasonable basis for opinion.

Our examination does not provide a legal determination on the Company’s compliance with the servicing criteria.

In our opinion, management’s assertion that the Company complied with the aforementioned servicing criteria as of and for the year ended December 31, 2021 for the Platform is fairly stated, in all material respects.

/s/ Ernst & Young LLP
February 28, 2022

MANAGEMENT’S ASSERTION OF COMPLIANCE

Management of the Trust & Agency Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas (collectively the “Company”) is responsible for assessing the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission to determine which criteria are applicable to the Company in respect of the servicing platform described below. Management has determined that the servicing criteria are applicable in regard to the servicing platform as of and for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006, for which the Company provides trustee, certificate administrator, securities administration, paying agent or custodian services, as defined in the transaction agreements, excluding publicly-issued securities sponsored or issued by any government sponsored entity (the “Platform”) (see Appendix A).

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by Item 1122(d) servicing criteria in regards to the activities performed by the Company with respect to the Platform as to any transaction, except for the following criteria: 1122(d)(4)(iv) – 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the “Applicable Servicing Criteria”). With respect to Applicable Servicing Criteria 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(2)(iii) and 1122(d)(4)(iii) there were no activities performed during the year ended December 31, 2021 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Period: Year ended December 31, 2021 (the “Period”).

Management’s interpretation of Applicable Servicing Criteria: The Company’s management has determined that servicing criterion 1122(d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain transaction agreements. It is management’s interpretation that the Company has no other active back-up servicing responsibilities in regards to servicing criterion 1122(d)(1)(iii) as of and for the Period. The Company’s management has determined that servicing criterion 1122(d)(1)(v) is applicable only to the activities the Company performs related to the mathematically accurate aggregation of information received from servicers and the accurate conveyance of such information within reports to investors. The Company’s management has determined that servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company’s obligation to report additions, removals or substitutions on reports to investors in accordance with the transaction agreements.

With respect to the Platform as of and for the Period, the Company’s management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

•	The Company’s management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

•

The Company’s management has assessed compliance with the Applicable Servicing Criteria. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

•	Based on such assessment, the Company has complied, in all material respects with the Applicable Servicing Criteria.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Matt Bowen
Name: Matt Bowen
Its: Managing Director

By:	/s/ Christopher Corcoran
Name: Christopher Corcoran
Its: Director

By:	/s/ Ronaldo Reyes
Name: Ronaldo Reyes
Its: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Ronaldo Reyes
Name: Ronaldo Reyes
Its: Vice President

By:	/s/ Christopher Corcoran
Name: Christopher Corcoran
Its: Director

Dated: February 28, 2022

Appendix A

I - Mortgage-backed transactions and securities constituting the platform - MBS deals

Deal ID	Deal Name	Series
AA0601	Aames Mortgage Investment Trust	2006-1
AB07O1	Alliance Bancorp Trust	2007-OA1
AC0601	Accredited Mortgage Loan Trust	2006-1
AC0602	Accredited Mortgage Loan Trust	2006-2
AC0701	Accredited Home Loan Trust	2007-1
AG0601	Aegis	2006-1
AH0601	American Home Mortgage Investment Trust	2006-1
AH0602	American Home Mortgage Investment Trust	2006-2
AH0603	American Home Mortgage Investment Trust	2006-3
AH06A1	American Home Mortgage Assets Trust	2006-1
AH06A2	American Home Mortgage Assets Trust	2006-2
AH06A5	American Home Mortgage Assets Trust	2006-5
AH06A6	American Home Mortgage Assets Trust	2006-6
AH0701	American Home Mortgage Investment Trust	2007-1
AH0702	American Home Mortgage Investment Trust	2007-2
AH07A1	American Home Mortgage Assets Trust	2007-1
AH07A2	American Home Mortgage Assets Trust	2007-2
AH07A3	American Home Mortgage Assets Trust	2007-3
AH07A4	American Home Mortgage Assets Trust	2007-4
AH07A5	American Home Mortgage Assets Trust	2007-5
AQ0601	Ameriquest Mortgage Securities, Inc.	2006-R1
AQ0602	Ameriquest Mortgage Securities, Inc.	2006-R2
AQ06M3	Ameriquest Mortgage Securities	2006-M3
AR0601	Argent	2006-1
AR0602	Ameriquest / Argent	2006-2
AR0603	Argent Securities Inc	2006-W3
AR0604	Argent Securities Inc	2006-W4
AR0605	Argent Securities Inc	2006-W5
AR06M1	Ameriquest / Argent	2006-M1
AR06M2	Argent Securities Trust	2006-M2
BA15SK	SFAVE	2015-5AVE
BC0601	Securitized Asset Backed Receivables (SABR)	2006-WM3
BC06F4	Securitized Asset Backed Receivables (SABR)	2006-FR4
BC06W4	Securitized Asset Backed Receivables (SABR)	2006-WM4
BC0701	BCAP LLC trust	2007-AA1
BC0702	BCAP LLC trust	2007-AA2
BC0703	BCAP LLC trust	2007-AA3
BC0704	BCAP LLC trust	2007-AA4
BC0705	BCAPB LLC Trust	2007-AB1
BC07B1	Securitized Asset Backed Receivables (SABR)	2007-BR1
BC07B2	Securitized Asset Backed Receivables (SABR)	2007-BR2
BC07B3	Securitized Asset Backed Receivables LLC Trust (SABR)	2007-BR3
BC07B4	Securitized Asset Backed Receivables LLC Trust (SABR)	2007-BR4
BC07B5	Securitized Asset Backed Receivables LLC Trust (SABR)	2007-BR5
BC07C1	Securitized Asset Backed Receivables (SABR)	2007-NC1
BC07C2	Securitized Asset Backed Receivables (SABR)	2007-NC2
BC07E1	EquiFirst Loan Securitization Trust	2007-1
BC07H1	Securitized Asset Backed Receivables (SABR)	2007-HE1
CD07C5	CD Mortgage Trust	2007-CD5

Deal ID	Deal Name	Series
CI1423	CGCMT	2014-GC23
CI1425	CGCMT	2014-GC25
CI14F1	CG-CCRE	2014-FL1
CI14F2	CG-CCRE	2014-FL2
CI1527	CGCMT	2015-GC17
CI1529	CGCMT	2015-GC29
CI1531	CGCMT	2015-GC31
CI1533	CGCMT	2015-GC33
CI1535	Citigroup Commercial	2015-GC35
CI15P1	CGCMT	2015-P1
CI15SM	GCBAM	2015-SMRT
CI1637	CGCMT	2016-GC37
CI16C1	Citigroup Commercial Mortgage Trust	2016-C1
CI16C2	Citigroup Commercial Mortgage Trust	2016-C2
CI16C3	CGCMT	2016-C3
CI16P4	CGCMT	2016-P4
CI16P5	CGCMT	2016-P5
CI16P6	CGCMT	2016-P6
CI17B1	CGCMT	2017-B1
CI17P7	Citigroup Commercial Mortgage Trust	2017-P7
DB06G1	DB / ACE Securities Corp.	2006-GP1
DB07C9	COMM Mortgage Trust	2007-C9
DB11L2	DBUBS Mortgage Trust	2011-LC2
DB12C3	COMM Mortgage Trust	2012-CCRE3
DB12L4	COMM Mortgage Trust	2012-LC4
DB12LT	COMM Mortgage Trust	2012-LTRT
DB12VT	VNDO	2012-6AVE
DB1311	COMM Mortgage Trust	2013-CCRE11
DB1313	COMM Mortgage Trust	2013-LC13
DB133P	COMM Mortgage Trust	2013-300P
DB13BW	BWAY Mortgage Trust	2013-1515
DB13C6	COMM Mortgage Trust	2013-CCRE6
DB13C8	COMM Mortgage Trust	2013-CCRE8
DB13C9	COMM Mortgage Trust	2013-CCRE9
DB13CC	COMM Mortgage Trust	2013-CCRE13
DB13SF	COMM Mortgage Trust	2013-SFS
DB1414	COMM Mortgage Trust	2014-CCRE14
DB1417	COMM Mortgage Trust	2014-CCRE17
DB14AR	DBCCRE	2014-ARCP
DB14U2	COMM Mortgage Trust	2014-UBS2
DB14U4	COMM Mortgage Trust	2014-UBS4
DB1521	COMM Mortgage Trust	2015-LC21
DB1522	COMM Mortgage Trust	2015-CCRE22
DB1525	COMM Mortgage Trust	2015-CCRE25
DB15LC	DBWF	2015-LCM
DB1678	COMM Mortgage Trust	2016-787S
DB1685	DBWF	2016-85T
DB16D2	COMM Mortgage Trust	2016-DC2
DB16SF	DBJPM Mortgage Trust	2016-SFC
FF0603	Goldman / First Franklin	2006-FF3
FF0604	Goldman / FFMLT	2006-FF4
FF0606	Goldman / FFMLT	2006-FF6
FF0613	FFMLT Trust	2006-FF13

Deal ID	Deal Name	Series
FF06F1	HSBC / First Franklin	2006-FF1
FF06F5	HSBC / FFMLT	2006-FF5
FF06F7	HSBC / FFMLT	2006-FF7
FF06FB	HSBC / First Franklin	2006-FF11
FF07S1	FFMLT	2007-FFB-SS
GC0613	Harborview Mortgage Loan Trust	2006-13
GC0614	Harborview Mortgage Loan Trust	2006-14
GC06B1	Greenwich / Harborview Trust MPTC	2006-BU1
GC06D1	Greenwich / DSLA MTGE Pass-Thru Certs	2006-AR1
GC06D2	DSLA Mortgage Loan Trust	2006-AR2
GC06E1	Soundview Home Loan Trust	2006-EQ1
GC06E2	Soundview Home Loan Trust	2006-EQ2
GC06F1	Greenwich / Fremont Home Loan Trust	2006-1
GC06F2	Fremont Home Loan Trust	2006-2
GC06F3	Fremont Home Loan Trust	2006-3
GC06H2	Greenwich / Harborview Trust MPTC	2006-2
GC06H3	Greenwich / Harborview Mortgage Loan Trust	2006-3
GC06H5	Greenwich / Harborview	2006-5
GC06H6	Greenwich / Harborview	2006-6
GC06H7	Greenwich / Harborview Mortgage Loan Trust	2006-7
GC06H8	Greenwich / Harborview Mortgage Loan Trust	2006-8
GC06H9	Harborview Mortgage Loan Trust	2006-9
GC06O1	Greenwich / Soundview Home Loan Trust	2006-OPT1
GC06O2	Greenwich / Soundview Home Loan Trust	2006-OPT2
GC06O3	Greenwich / Soundview Home Loan Trust	2006-OPT3
GC06O4	Greenwich / Soundview Home Loan Trust	2006-OPT4
GC06O5	Greenwich / Soundview HEL	2006-OPT5
GC06S1	Greenwich / Soundview HEL	2006-1
GC06S2	Greenwich / Soundview Home Loan Trust	2006-2
GC06S3	Greenwich / Soundview Home Loan Trust	2006-3
GC06SA	Greenwich / Soundview Home Loan Trust	2006-A
GC06W1	Soundview Home Loan Trust	2006-WF1
GC06W2	Soundview Home Loan Trust	2006-WF2
GC06X1	Harborview Mortgage Loan Trust	2006-SB1
GC06Z8	Greenwich / First Franklin	2006-FF8
GC06ZA	First Franklin	2006-FF16
GC070A	RBSGC Mortgage Loan Trust	2007-A
GC070B	RBSGC Mortgage Loan Trust	2007-B
GC071W	Soundview Home Loan Trust	2007-WMC1
GC07D1	DSLA Mortgage Loan Trust	2007-AR1
GC07H2	Harborview Mortgage Loan Trust	2007-2
GC07H4	Harborview Mortgage Loan Trust	2007-4
GC07H5	Harborview Mortgage Loan Trust	2007-5
GC07H6	Harborview Mortgage Loan Trust	2007-6
GC07H7	Harborview Mortgage Loan Trust	2007-7
GC07S1	Soundview Home Loan Trust	2007-1
GC07V1	Soundview Home Loan Trust	2007-NS1
GS0602	Goldman GSAA	2006-2
GS0604	GSAA Trust	2006-4
GS0607	GSAA Home Equity Trust	2006-7
GS0608	GSAA Home Equity Trust	2006-8
GS0610	Goldman / GSAA	2006-10

Deal ID	Deal Name	Series
GS0611	Goldman / GSAA	2006-11
GS0613	Goldman / GSAA Home Equity Trust	2006-13
GS0615	GSAA	2006-15
GS0616	GSAA	2006-16
GS0617	GSAA	2006-17
GS0618	GSAA	2006-18
GS061S	GSAA Home Equity Trust	2006-S1
GS062S	Goldman / GSAMP	2006-S2
GS063S	GSAMP Trust	2006-S3
GS064S	Goldman / GSAMP	2006-S4
GS065S	Goldman / GSAMP Trust	2006-S5
GS066S	GSAMP Trust	2006-S6
GS06C2	Goldman / GSAMP Trust	2006-NC2
GS06F1	GSAMP Trust	2006-FM1
GS06F2	GSAMP Trust	2006-FM2
GS06F3	GSAMP	2006-FM3
GS06G1	Greenpoint Mortgage Funding Trust	2006-OH1
GS06H1	Goldman / GSAMP	2006-HE1
GS06L1	Goldman / GSAMP Trust	2006-S1
GS06O1	Goldman / GSR Mortgage Loan Trust	2006-OA1
GS0702	GSAA Trust	2007-2
GS0704	GSAA Trust	2007-4
GS0705	GSAA Home Equity Trust	2007-5
GS0706	GSAA Trust	2007-6
GS071H	GSAMP Trust	2007-HSBC1
GS071S	GSAA Home Equity Trust	2007-S1
GS07A1	GSR	2007-AR1
GS07A2	GSR Mortgage Loan Trust	2007-AR2
GS07F1	GSAMP	2007-FM1
GS07F2	GSAMP Trust	2007-FM2
GS07H1	GSR Trust	2007-HEL1
GS07O1	GSR Trust	2007-OA1
GS07O2	GSR Mortgage Loan Trust	2007-QA2
GS07T1	STARM Mortgage Loan Trust	2007-1
GS07T4	STARM	2007-4
GS11C5	GS Mortgage Securities Trust	2011-GC5
GS12C7	GS Mortgage Securities Corporation II	2012-GCJ7
GS1312	GS Mortgage Securities Corp Commercial Mtg	2013-GCJ12
GS1314	GS Mortgage Securities Trust	2013-GCJ14
GS1418	GS Mortgage Securities	2014-GC18
GS1422	GSMS	2014-GC22
HB0601	HSBC / HASCO	2006-OPT1
HB0602	HSBC / HASCO	2006-OPT2
HB0603	HSI Asset Securitization Trust	2006-OPT3
HB0604	HSI Asset Securitization Trust	2006-OPT4
HB06C1	HASCO	2006-NC1
HB06H1	HASCO	2006-HE1
HB06H2	HASCO	2006-HE2
HB06L2	HALO	2006-2
HB06W1	HSI Asset Securitization Trust	2006-WMC1
HB0701	HASCO	2007-OPT1
HB07A1	HALO	2007-1

Deal ID	Deal Name	Series
HB07A2	HSI Asset Loan Obligations	2007-2
HB07C1	HSI Asset Securitization Trust	2007-NC1
HB07F1	HSIAsset Securitization Corporation Trust	2007-WF1
HB07H1	HASCO	2007-HE1
HB07H2	HASCO	2007-HE2
HB07L1	HALO	2007-AR1
HB07L2	HSIAsset Loan Obligation Trusts	2007-AR2
HB07W1	HALO	2007-WF1
IM06S1	IMPAC Secured Assets	2006-1
IM06S2	IMPAC Secured Assets Corp	2006-2
IM06S3	IMPAC Secured Assets	2006-3
IM06S4	IMPAC Secured Assets	2006-4
IM06S5	IMPAC Secured Assets	2006-5
IM07S1	IMPAC Secured Assets	2007-1
IM07S2	IMPAC Secured Assets	2007-2
IM07S3	IMPAC Secured Assets	2007-3
IN0601	IndyMac Bank RAST	2006-A1
IN0602	IndyMac RAST	2006-A2
IN0603	IndyMac RAST	2006-A3CB
IN0605	IndyMac RAST	2006-A5CB
IN0606	IndyMac RAST	2006-A6
IN0607	IndyMac RAST	2006-A7CB
IN0608	IndyMac RAST	2006-A8
IN0609	IndyMac RAST	2006-A9CB
IN060A	IndyMac INDS Mortgage Loan Asset-Backed Trust	2006-A
IN0610	IndyMac RAST	2006-A10
IN0611	IndyMac RAST	2006-A11
IN0612	IndyMac RAST	2006-A12
IN0613	IndyMac RAST	2006-A13
IN0614	IndyMac Residential Asset Securitization Trust	2006-A14CB
IN0615	IndyMac RAST	2006-A15
IN0616	IndyMac RAST	2006-A16
IN06A2	IndyMac Bank INDX	2006-AR2
IN06A3	IndyMac Bank INDX	2006-AR3
IN06A4	IndyMac INDX Mortgage Loan Trust	2006-AR4
IN06A5	IndyMac INDX Mortgage Loan Trust	2006-AR5
IN06A6	IndyMac INDX Mortgage Loan Trust	2006-AR6
IN06A7	IndyMac INDX Mortgage Loan Trust	2006-AR7
IN06A8	IndyMac INDX Mortgage Loan Trust	2006-AR8
IN06A9	IndyMac INDX Mortgage Loan Trust	2006-AR9
IN06AB	IndyMac INDX Mortgage Loan Trust	2006-AR11
IN06AC	IndyMac INDX	2006-AR12
IN06AD	IndyMac INDX Mortgage Loan Trust	2006-AR13
IN06AE	IndyMac INDX	2006-AR14
IN06AF	IndyMac INDX Mortgage Loan Trust	2006-AR15
IN06AJ	IndyMac INDX	2006-AR19
IN06AL	IndyMac INDX	2006-AR21
IN06AN	IndyMac INDX	2006-AR23
IN06AP	IndyMac INDX	2006-AR25
IN06AR	IndyMac INDX	2006-AR27
IN06AT	IndyMac INDX	2006-AR29
IN06AV	IndyMac INDX Mortgage Loan Trust	2006-AR31
IN06AX	IndyMac INDX Mortgage Loan Trust	2006-AR33

Deal ID	Deal Name	Series
IN06AZ	IndyMac INDX Mortgage Loan Trust	2006-AR35
IN06B1	IndyMac INDB	2006-1
IN06D1	IndyMac INDA	2006-AR1
IN06D2	IndyMac INDA	2006-AR2
IN06D3	IndyMac INDA	2006-AR3
IN06F1	IndyMac INDX	2006-FLX1
IN06G1	IndyMac INDX Mortgage Loan Trust	2006-1
IN06G2	IndyMac INDS	2006-2B
IN06G3	Home Equity Mortgage Loan Asset-Backed Trust INDS	2006-3
IN06H1	IndyMac Home Equity Mortgage Loan Trust	2006-H1
IN06H2	IndyMac INABS	2006-H2
IN06H3	IndyMac Home Equity Mortgage Loan Asset-Backed Trust	2006-H3
IN06L1	IndyMac Loan Trust	2006-L1
IN06L2	IndyMac Loan Trust	2006-L2
IN06L3	IndyMac Lot Loan	2006-L3
IN06L4	IndyMac Residential Mortgage Backed Trust	2006-L4
IN06P4	IndyMac RAST	2006-A4
IN06R1	IndyMac RAST	2006-R1
IN06R2	IndyMac INDX	2006-R1
IN06S1	IndyMac Bank INABS	2006-A
IN06S2	IndyMac INABS	2006-B
IN06S3	IndyMac INABS	2006-C
IN06S4	IndyMac INABS	2006-D
IN06S5	Home Equity Mortgage Loan Asset-Backed Trust INABS	2006-E
IN06Z1	IndyMac INDX	2006-AR37
IN06Z2	IndyMac INDX	2006-AR39
IN06Z3	IndyMac INDX	2006-AR41
IN0701	IndyMac Residential Asset Securitization Trust	2007-A1
IN0702	IndyMac RAST	2007-A2
IN0703	IndyMac RAST	2007-A3
IN0705	IndyMac Residential Asset Securitization Trust	2007-A5
IN0706	Residential Asset Securitization Trust	2007-A6
IN0707	IndyMac RAST	2007-A7
IN0708	IndyMac RAST	2007-A8
IN0709	Residential Asset Securitization Trust	2007-A9
IN07A1	IndyMac INDX MORTGAGE LOAN TRUST	2007-AR1
IN07A5	IndyMac MBS, Inc.	2007-AR5
IN07A7	IndyMac INDX Mortgage Loan Trust	2007-AR7
IN07A9	IndyMac INDX Mortgage Loan Trust	2007-AR9
IN07AB	IndyMac INDX Mortgage Loan Trust	2007-AR11
IN07AD	IndyMac INDX Mortgage Loan Trust	2007-AR13
IN07AF	IndyMac INDX Mortgage Loan Trust	2007-AR15
IN07AH	IndyMac INDX Mortgage Loan Trust	2007-AR17
IN07AJ	IndyMac INDX Mortgage Loan Trust	2007-AR19
IN07AL	IndyMac INDX Mortgage Loan Trust	2007-AR21IP
IN07C1	IndyMac IMSC Mortgage Loan Trust	2007-AR1
IN07D1	IndyMac INDA Mortgage Loan Trust	2007-AR1
IN07D2	IndyMac INDA Mortgage Loan Trust	2007-AR2
IN07D3	IndyMac INDA Mortgage Loan Trust	2007-AR3
IN07D4	IndyMac INDA Mortgage Loan Trust	2007-AR4
IN07D5	IndyMac INDA Mortgage Loan Trust	2007-AR5
IN07D6	IndyMac INDA Mortgage Loan Trust	2007-AR6
IN07D7	IndyMac INDA Mortgage Loan Trust	2007-AR7

Deal ID	Deal Name	Series
IN07D8	IndyMac INDA Mortgage Loan Trust	2007-AR8
IN07D9	IndyMac INDA Mortgage Loan Trust	2007-AR9
IN07F1	IndyMac INDX Mortgage Loan Trust	2007-FLX1
IN07F2	IndyMac INDX Mortgage Loan Trust	2007-FLX2
IN07F3	IndyMac INDX Mortgage Loan Trust	2007-FLX3
IN07F4	IndyMac INDX Mortgage Loan Trust	2007-FLX4
IN07F5	IndyMac INDX Mortgage Loan Trust	2007-FLX5
IN07F6	IndyMac INDX Mortgage Loan Trust	2007-FLX6
IN07J1	IndyMac IMJA Mortgage Loan Trust	2007-A1
IN07J2	IndyMac IMJA Mortgage Loan Trust	2007-A2
IN07J3	IndyMac IMJA Mortgage Loan Trust	2007-A3
IN07J4	IndyMac IMJA Mortgage Loan Trust	2007-A4
IN07L1	IndyMac RMBT	2007-L1
IN07M1	IndyMac IMSC Mortgage Loan Trust	2007-F1
IN07M2	IndyMac IMSC Mortgage Loan Trust	2007-F2
IN07M3	IndyMac IMSC Mortgage Loan Trust	2007-AR2
IN07M4	IndyMac IMSC Mortgage Loan Trust	2007-F3
IN07MH	IndyMac IMSC Mortgage Loan Trust	2007-HOA-1
IN07R1	Residential Asset Securitization Trust	2007-R1
IN07S1	IndyMac Home Equity Trust INABS	2007-A
IN07S2	IndyMac INABS	2007-B
IX0601	IXIS Real Estate Capital Trust	2006-HE1
IX0602	IXIS Real Estate Capital Trust	2006-HE2
IX0603	IXIS Real Estate Capital Trust	2006-HE3
IX0701	IXIS Real Estate Capital Trust	2007-HE1
IX0702	Morgan Stanley ABS Capital I Inc	2007-HE2
JP07C1	J.P. Morgan Mortgage Acquisition Trust	2007-CH1
JP07C2	J.P. Morgan Mortgage Acquisition Trust	2007-CH2
JP07C3	J.P. Morgan Mortgage Acquisition Trust	2007-CH3
JP07C4	J.P. Morgan Mortgage Acquisition Trust	2007-CH4
JP07C5	J.P. Morgan Mortgage Acquisition Trust	2007-CH5
JP07H1	J.P. Morgan Mortgage Acquisition Trust	2007-HE1
JP1317	JPMBB Commercial Mortgage Securities Trust	2013-C17
JP1420	J.P. Morgan Chase Commercial Mortgage Securities Trust	2014-C20
LB0601	Long Beach	2006-1
LB0602	Long Beach Mortgage Loan Trust	2006-2
LB0603	Long Beach Mortgage Loan Trust	2006-3
LB0604	Long Beach Mortgage Loan Trust	2006-4
LB0605	Long Beach Mortgage Loan Trust	2006-5
LB0606	Long Beach Mortgage Loan Trust	2006-6
LB0607	Long Beach Mortgage Loan Trust	2006-7
LB0608	Long Beach Mortgage Loan Trust	2006-8
LB0609	Long Beach Mortgage Loan Trust	2006-9
LB060A	Long Beach Mortgage Trust	2006-A
LB0610	Long Beach Mortgage Loan Trust	2006-10
LB0611	Long Beach Mortgage Loan Trust	2006-11
LB06W1	Long Beach	2006-WL1
LB06W2	Long Beach	2006-WL2
LB06W3	Long Beach	2006-WL3
ML07M1	Merrill Lynch Mortgage Investors Trust	2007-MLN1
MS06C1	Morgan Stanley	2006-NC1
MS06C2	Morgan Stanley Capital I Inc. Trust	2006-NC2
MS06C3	Morgan Stanley ABS Capital I Inc. Trust	2006-NC3

Deal ID	Deal Name	Series
MS06C4	Morgan Stanley ABS Capital	2006-NC4
MS06C5	Morgan Stanley ABS Capital I Inc. Trust	2006-NC5
MS06H2	Morgan Stanley ABS Capital I Inc. Trust	2006-HE2
MS06H3	Morgan Stanley ABS Capital I Inc. Trust	2006-HE3
MS06H4	Morgan Stanley ABS Capital	2006-HE4
MS06H5	Morgan Stanley ABS Capital Trust	2006-HE5
MS06H6	Morgan Stanley ABS Capital I Inc. Trust	2006-HE6
MS06H7	Morgan Stanley ABS Capital I Inc. Trust	2006-HE7
MS06H8	Morgan Stanley ABS Capital I Inc. Trust	2006-HE8
MS06I1	Morgan Stanley IXIS Real Estate Capital	2006-1
MS06I2	Morgan Stanley IXIS Real Estate Capital Trust	2006-2
MS06R2	IndyMac RAST	2006-R2
MS06W2	Morgan Stanley ABS Capital Trust	2006-WMC2
MS06X2	Morgan Stanley Home Equity LoanTrust (HEL line)	2006-2
MS06X3	Morgan Stanley Home Equity LoanTrust (HEL line)	2006-3
MS07B1	Morgan Stanley Structured Trust I	2007-1
MS07C1	Morgan Stanley ABS Capital I Inc. Trust	2007-NC1
MS07C2	Morgan Stanley ABS Capital I Inc	2007-2
MS07C3	Morgan Stanley ABS Capital I Inc	2007-3
MS07C4	Morgan Stanley ABS Capital I Inc	2007-NC4
MS07H1	Morgan Stanley ABS Capital I Inc. Trust	2007-HE1
MS07H2	Morgan Stanley ABS Capital I Inc. Trust	2007-HE2
MS07H3	Morgan Stanley ABS Capital I Inc. Trust	2007-HE3
MS07H5	Morgan Stanley ABS Capital I Inc	2007-HE5
MS07H6	Morgan Stanley ABS Capital I Inc	2007-6
MS07H7	Morgan Stanley ABS Capital I Inc	2007-HE7
MS07X1	Morgan Stanley Home Equity Loan Trust	2007-1
MS07X2	Morgan Stanley Home Equity Loan Trust	2007-2
MS1311	MSBAM	2013-C11
MS1415	MSBAM	2014-C15
NC0601	New Century HEL Trust	2006-1
NC0602	New Century HEL Trust	2006-2
NC06A1	New Century Alternative Mortgage Trust	2006-ALT1
NC06S1	New Century HEL	2006-S1
NS0604	Novastar Mortgage Funding Trust	2006-4
NS0605	Novastar Mortgage Funding Trust	2006-5
NS0606	Novastar Mortgage Funding Trust	2006-6
NS0701	Novastar Mortgage Funding Trust	2007-1
NS0702	Novastar Mortgage Funding Trust	2007-2
PO0701	Popular	2007-A
RB13GS	RBS Commercial Funding Inc. Trust	2013-GSP
RF06A1	RFC RALI	2006-QA1
RF06A3	Residential Accredit Loans, Inc.	2006-QA3
RF06A4	Residential Accredit Loans, Inc.	2006-QA4
RF06A5	RFC RALI	2006-QA5
RF06A6	Residential Accredit Loans, Inc.	2006-QA6
RF06A7	Residential Accredit Loans, Inc.	2006-QA7
RF06A8	Residential Accredit Loans, Inc.	2006-QA8
RF06A9	Residential Accredit Loans, Inc.	2006-QA9
RF06AA	Residential Accredit Loans, Inc.	2006-QA10
RF06AB	Residential Accredit Loans, Inc.	2006-QA11
RF06H1	Residential Accredit Loans, Inc.	2006-QH1

Deal ID	Deal Name	Series
RF06O1	RFC RALI	2006-QO1
RF06O3	RFC / Residential Accredit Loans, Inc.	2006-QO3
RF06O4	Residential Accredit Loans, Inc.	2006-QO4
RF06O5	Residential Accredit Loans, Inc.	2006-QO5
RF06O6	RFC RALI	2006-QO6
RF06O7	Residential Accredit Loans, Inc.	2006-QO7
RF06O8	Residential Accredit Loans, Inc.	2006-QO8
RF06O9	Residential Accredit Loans, Inc.	2006-QO9
RF06OA	Residential Accredit Loans, Inc.	2006-QO10
RF06Q1	RFC RALI	2006-QS1
RF06Q3	RFC / Residential Accredit Loans, Inc.	2006-QS3
RF06Q4	Residential Accredit Loans, Inc.	2006-QS4
RF06Q5	Residential Accredit Loans, Inc.	2006-QS5
RF06Q6	RFC RALI	2006-QS6
RF06Q7	RFC RALI	2006-QS7
RF06Q8	Residential Accredit Loans, Inc.	2006-QS8
RF06Q9	Residential Accredit Loans, Inc.	2006-QS9
RF06QA	Residential Accredit Loans, Inc.	2006-QS10
RF06QB	Residential Accredit Loans, Inc.	2006-QS11
RF06QC	Residential Accredit Loans, Inc.	2006-QS12
RF06QD	Residential Accredit Loans, Inc.	2006-QS13
RF06QE	Residential Accredit Loans, Inc.	2006-QS14
RF06QF	Residential Accredit Loans, Inc.	2006-QS15
RF06QG	Residential Accredit Loans, Inc.	2006-QS16
RF06QH	Residential Accredit Loans, Inc.	2006-QS17
RF06QI	Residential Accredit Loans, Inc.	2006-QS18
RF07A1	Residential Accredit Loans, Inc.	2007-QA1
RF07A2	Residential Accredit Loans, Inc.	2007-QA2
RF07A3	Residential Accredit Loans, Inc.	2007-QA3
RF07A4	Residential Accredit Loans, Inc.	2007-QA4
RF07A5	Residential Accredit Loans, Inc.	2007-QA5
RF07H1	Residential Accredit Loans, Inc.	2007-QH1
RF07H2	Residential Accredit Loans, Inc.	2007-QH2
RF07H3	Residential Accredit Loans, Inc.	2007-QH3
RF07H4	Residential Accredit Loans, Inc.	2007-QH4
RF07H5	Residential Accredit Loans, Inc.	2007-QH5
RF07H6	Residential Accredit Loans, Inc.	2007-QH6
RF07H7	Residential Accredit Loans, Inc.	2007-QH7
RF07H8	Residential Accredit Loans, Inc.	2007-QH8
RF07H9	Residential Accredit Loans, Inc.	2007-QH9
RF07O1	Residential Accredit Loans, Inc.	2007-QO1
RF07O2	Residential Accredit Loans, Inc.	2007-QO2
RF07O3	Residential Accredit Loans, Inc.	2007-QO3
RF07O4	Residential Accredit Loans, Inc.	2007-QO4
RF07O5	Residential Accredit Loans, Inc.	2007-QO5
RF07Q1	Residential Accredit Loans, Inc.	2007-QS1
RF07Q2	Residential Accredit Loans, Inc.	2007-QS2
RF07Q3	Residential Accredit Loans, Inc.	2007-QS3
RF07Q4	Residential Accredit Loans, Inc.	2007-QS4
RF07Q5	Residential Accredit Loans, Inc.	2007-QS5
RF07Q6	Residential Accredit Loans, Inc.	2007-QS6
RF07Q7	Residential Accredit Loans, Inc.	2007-QS7
RF07Q8	Residential Accredit Loans, Inc.	2007-QS8
RF07Q9	Residential Accredit Loans, Inc.	2007-QS9

Deal ID	Deal Name	Series
RF07QA	Residential Accredit Loans, Inc.	2007-QS10
RF07QB	Residential Accredit Loans, Inc.	2007-QS11
RF07S4	Residential Funding Mortgage Securities I	2007-S4
RF07S5	Residential Funding Mortgage Securities I	2007-S5
RF08R1	RFC RALI	2008-QR1
SX0601	Saxon	2006-1
SX0602	Saxon	2006-2
SX0603	Saxon Asset Trust	2006-3
SX0701	Saxon Asset Securities Company	2007-1
SX0702	Saxon Asset Securities Company	2007-2
SX0703	Saxon Asset Securities Company	2007-3
UB11C1	UBS-Citigroup Commercial Mortgage Trust	2011-C1
UB12C1	UBS Commercial Mortgage Trust	2012-C1
UB12C3	UBS-Barclays Commercial Mortgage Trust	2012-C3
UB13C5	UBS-Barclays Commercial Mortgage Trust	2013-C5
WA06A1	Washington Mutual	2006-AR1
WA06A3	Washington Mutual	2006-AR3
WA06A4	Washington Mutual	2006-AR4
WA06A5	Washington Mutual Acceptance Corp.	2006-AR5
WA07H1	Wamu	2007-HE1
WF11C5	WF RBS Commercial Trust	2011-C5
WF12C6	WFRBS CMT	2012-C6
WF12C7	WFRBS CMT	2012-C7
WF12C8	WFRBS CMT	2012-C8
WF1318	WFRBS Commercial Mtg Loan Trust	2013-C18
WF13U1	WFRBS Commercial Mtg Loan Trust	2013-UBS1
WF1414	WFRBS	2014-LC14
WF1419	WFRBS	2014-C19

II - Asset-backed transactions and securities constituting the platform - ABS deals

Deal ID	Deal Name	Series
GM1703	Ally Auto Receivables Trust	2017-3
GM1704	Ally Auto Receivables Trust	2017-4
GM1802	Ally Auto Receivables Trust	2018-2
GM1803	Ally Auto Receivables Trust	2018-3
GM1903	Ally Auto Receivables Trust	2019-3
GM1904	Ally Auto Receivables Trust	2019-4
GM1705	Ally Auto Receivables Trust	2017-5
GM1801	Ally Auto Receivables Trust	2018-1
GM1901	Ally Auto Receivables Trust	2019-1
GM1902	Ally Auto Receivables Trust	2019-2
BW171T	Bank of the West	2017-1
BW181T	Bank of the West	2018-1
BW191T	Bank of the West	2019-1
GM16CT01	Capital Auto Receivables Asset Trust	2016-1
GM17CT01	Capital Auto Receivables Asset Trust	2017-1
GM18CT01	Capital Auto Receivables Asset Trust	2018-1
GM18CT02	Capital Auto Receivables Asset Trust	2018-2

Deal ID	Deal Name	Series
CPERB9	Centerpoint Energy Restoration Bond Company LLC
CTBCIV	Centerpoint Energy Transition Bond Company IV, LLC
CFS07A	Chase Education Loan Trust	2007-A
MCITICCIT2000	Citibank Credit Card Issuance Trust
CCC7A3	Citibank Credit Card Issuance Trust	2007-A3
CCC7A4	Citibank Credit Card Issuance Trust	2007-A4
CCIT13A9	Citibank Credit Card Issuance Trust	2013-A9
CCIT4A1	Citibank Credit Card Issuance Trust	2014-A1
CCIT4A5	Citibank Credit Card Issuance Trust	2014-A5
CCIT16A2	Citibank Credit Card Issuance Trust	2016-A2
CCIT16A3	Citibank Credit Card Issuance Trust	2016-A3
CCIT17A5	Citibank Credit Card Issuance Trust	2017-A5
CCIT17A6	Citibank Credit Card Issuance Trust	2017-A6
CCIT17A7	Citibank Credit Card Issuance Trust	2017-A7
CCIT18A1	Citibank Credit Card Issuance Trust	2018-A1
CCIT18A2	Citibank Credit Card Issuance Trust	2018-A2
CCIT18A3	Citibank Credit Card Issuance Trust	2018-A3
CCIT18A4	Citibank Credit Card Issuance Trust	2018-A4
CCIT18A5	Citibank Credit Card Issuance Trust	2018-A5
CCIT18A6	Citibank Credit Card Issuance Trust	2018-A6
CCIT18A7	Citibank Credit Card Issuance Trust	2018-A7
CNH17B	CNH Equipment Trust	2017-B
CLC071	College Loan Corp Trust I	2007-1
CLC072	College Loan Corp Trust II	2007-2
CLC061	College Loan Corporation Trust I	2006-1
GMI110191	Juniper Receivables DAC	2019-1
GMI110192	Juniper Receivables DAC	2019-2
GMI110201	Juniper Receivables DAC	2020-1
GMI110	Juniper Receivables DAC	2019-1
KSL06A	KeyCorp Student Loan Trust	2006-A
MAEN16A	Navient Private Education Loan Trust	2016-A
MAEN18B	Navient Private Education Loan Trust	2018-B
MAEN18D	Navient Private Education Loan Trust	2018-D
MAEN19E	Navient Private Education LoanTrust	2019-E
MAEN19D	Navient Private Education LoanTrust	2019-D
MAEN19F	Navient Private Education REFI LoanTrust	2019-F
MAEN19PTA	Navient Private Education REFI LoanTrust	2019-PT-A
MAEN19C	Navient Private Education REFI LoanTrust	2019-C
MAEN141	Navient Student Loan Trust	2014-1
MAEN142	Navient Student Loan Trust	2014-2
MAEN143	Navient Student Loan Trust	2014-3
MAEN144	Navient Student Loan Trust	2014-4
MAEN145	Navient Student Loan Trust	2014-5
MAEN146	Navient Student Loan Trust	2014-6
MAEN147	Navient Student Loan Trust	2014-7
MAEN148	Navient Student Loan Trust	2014-8
SLC061	SLC Student Loan Trust	2006-1
SLC062	SLC Student Loan Trust	2006-2
SLC071	SLC Student Loan Trust	2007-1
SLC072	SLC Student Loan Trust	2007-2
SLC081	SLC Student Loan Trust	2008-1
SLC082	SLC Student Loan Trust	2008-2

Deal ID	Deal Name	Series
SLC091	SLC Student Loan Trust	2009-1
SLC092	SLC Student Loan Trust	2009-2
SLC093	SLC Student Loan Trust	2009-3
SLC101	SLC Student Loan Trust	2010-1
MAE610	SLC Student Loan Trust	2006-10
MAE062	SLC Student Loan Trust	2006-2
MAE064	SLC Student Loan Trust	2006-4
MAE065	SLC Student Loan Trust	2006-5
MAE066	SLC Student Loan Trust	2006-6
MAE067	SLC Student Loan Trust	2006-7
MAE068	SLC Student Loan Trust	2006-8
MAE069	SLC Student Loan Trust	2006-9
MAE071	SLC Student Loan Trust	2007-1
MAE072	SLC Student Loan Trust	2007-2
MAE073	SLC Student Loan Trust	2007-3
MAE074	SLC Student Loan Trust	2007-4
MAE075	SLC Student Loan Trust	2007-5
MAE076	SLC Student Loan Trust	2007-6
MAE077	SLC Student Loan Trust	2007-7
MAE078	SLC Student Loan Trust	2007-8
MAE081	SLC Student Loan Trust	2008-1
MAE082	SLC Student Loan Trust	2008-2
MAE083	SLC Student Loan Trust	2008-3
MAE084	SLC Student Loan Trust	2008-4
MAE085	SLC Student Loan Trust	2008-5
MAE086	SLC Student Loan Trust	2008-6
MAE087	SLC Student Loan Trust	2008-7
MAE088	SLC Student Loan Trust	2008-8
MAE089	SLC Student Loan Trust	2008-9
MAE901	SLC Student Loan Trust	2009-1
MAE902	SLC Student Loan Trust	2009-2
MAE101	SLC Student Loan Trust	2010-1
MAE102	SLC Student Loan Trust	2010-2
MAE111	SLC Student Loan Trust	2011-1
MAE112	SLC Student Loan Trust	2011-2
MAE113	SLC Student Loan Trust	2011-3
MAE121	SLC Student Loan Trust	2012-1
MAE122	SLC Student Loan Trust	2012-2
MAE123	SLC Student Loan Trust	2012-3
MAE124	SLC Student Loan Trust	2012-4
MAE125	SLC Student Loan Trust	2012-5
MAE126	SLC Student Loan Trust	2012-6
MAE127	SLC Student Loan Trust	2012-7
MAE128	SLC Student Loan Trust	2012-8
MAE131	SLC Student Loan Trust	2013-1
MAE132	SLC Student Loan Trust	2013-2
MAE133	SLC Student Loan Trust	2013-3
MAE134	SLC Student Loan Trust	2013-4
MAE135	SLC Student Loan Trust	2013-5
MAE136	SLC Student Loan Trust	2013-6
MAE041	SLC Student Loan Trust	2014-1
MAE142	SLC Student Loan Trust	2014-2
MAEB14A	SMB Private Education Loan Trust	2014-A

Deal ID	Deal Name	Series
MAEB15A	SMB Private Education Loan Trust	2015-A
MAEB15B	SMB Private Education Loan Trust	2015-B
MAEB15C	SMB Private Education Loan Trust	2015-C
MAEB16A	SMB Private Education Loan Trust	2016-A
MAEB16B	SMB Private Education Loan Trust	2016-B
MAEB16C	SMB Private Education Loan Trust	2016-C
MAEB17A	SMB Private Education Loan Trust	2017-A
MAEB17B	SMB Private Education Loan Trust	2017-B
MAEB18A	SMB Private Education Loan Trust	2018-A
MAEB18B	SMB Private Education Loan Trust	2018-B
MAEB18C	SMB Private Education Loan Trust	2018-C
MAEB19A	SMB Private Education Loan Trust	2019-A
MAEB19B	SMB Private Education Loan Trust	2019-B
SYNMNT172	Synchrony Credit Card Issuance Trust	2017-2
SYNMN181	Synchrony Credit Card Issuance Trust	2018-1
GEMN143	Synchrony Credit Card Master Note Trust	2014-VFN3
GEMN144	Synchrony Credit Card Master Note Trust	2014-VFN4
GEMN145	Synchrony Credit Card Master Note Trust	2014-VFN5
SYNMN182	Synchrony Credit Card Master Note Trust	2018-2
SYNMN20VF1	Synchrony Credit Card Master Note Trust	2020-VFN1
SYNMN21VF1	Synchrony Credit Card Master Note Trust	2021-VFN1
SYNMNT162	Synchrony Credit Card Master Trust	2016-2
SYNSFT15A	Synchrony Sales Finance Master Note Trust	2015-A
SYNMN19VF1	Synchrony Sales Finance Master Note Trust	2019-VFN1
GES12A	Synchrony Sales Finance Master Trust	2012-A
GES12C	Synchrony Sales Finance Master Trust	2012-C
GES12D	Synchrony Sales Finance Master Trust	2012-D
GESFM14C	Synchrony Sales Finance Master Trust	2014-C
SYNSFT15B	Synchrony Sales Finance Master Trust	2015-B
SYNSFT16B	Synchrony Sales Finance Master Trust	2016-B
SYNSFT20A	Synchrony Sales Finance Master Trust	2020-A
VART211	Veros Auto Receivables Trust	2021-1
VALET182	Volkswagen Auto Loan Enhanced Trust	2018-2
VALET201	Volkswagen Auto Loan Enhanced Trust	2020-1
GEF201	Wells Fargo Dealer Floorplan Master Note Trust	2020-VFN-1

III - Asset-backed transactions and securities constituting the platform - document custody only

Deal ID	Deal Name	Series
AH066C	Citi/ Wells Fargo American Home Mortgage Assets	2006-4
BC061C	Wells Fargo/ SABR	2006-NC2
BC062C	Wells Fargo/ SABR	2006-NC3
BC081C	BCAP	2008-IND1
BC083C	BCAP	2008-IND2
CA061C	Carrington	2006-NC1
CA062C	Wells Fargo/ Carrington Mortgage Loan Trust	2006-NC2
CA063C	Wells Fargo/ Carrington Mortgage Loan Trust	2006-NC3
CA064C	Wells Fargo/ Carrington Mortgage Loan Trust	2006-NC4
DB061C	ACE	2006-NC1
DB061Z	DBALT Wells Fargo/ Deutsche Bank custody	2006-AR6
DB062C	ACE HSBC/WELLS FARGO/DB	2006 ASAP1

Deal ID	Deal Name	Series
DB062Z	DBALT Wells Fargo/ Deutsche Bank custody	2006-OA1
DB063C	ACE	2006-SL1
DB064C	DBALT /WELLS FARGO/DB	2006-AB1
DB065C	DBALT HSBC/ Wells Fargo/Deutsche Bank	2006-AR1
DB066C	DB ACE	2006_HE1
DB067C	ACE HSBC/ Wells Fargo/ Deutsche	2006-SD1
DB068C	DB ACE Securities	2006-ASAP2
DB069C	DBALT	2006-AF1
DB06AC	DB ACE	2006-SL2
DB06CC	Ace HSBC/ Wells Fargo/ Deutsche Bank custody	2006-HE2
DB06DC	Ace HSBC/ Wells Fargo/ Deutsche Bank custody	2006-ASL1
DB06EC	DBALT HSBC/ Wells Fargo/ Deutsche Bank custody	2006-AB2
DB06FC	Ace HSBC/ Wells Fargo/ Deutsche Bank custody	2006-ASAP3
DB06HC	Ace HSBC/ Wells Fargo/ Deutsche Bank custody	2006-HE3
DB06JC	Ace HSBC/ Wells Fargo/ Deutsche Bank custody	2006-SD2
DB06LC	DBALT HSBC/ Wells Fargo/ Deutsche Bank custody	2006-AB3
DB06MC	DBALT HSBC/ Wells Fargo/ Deutsche Bank custody	2006-AR2
DB06PC	ACE HSBC/ Wells Fargo/ Deutsche Bank custody	2006-SL4
DB06QC	ACE HSBC/ Wells Fargo/ Deutsche Bank custody	2006-NC2
DB06SC	DBALT HSBC/ Wells Fargo/ Deutsche Bank custody	2006-AB4
DB06TC	Ace HSBC/ Wells Fargo/ Deutsche Bank custody	2006-ASAP5
DB06UC	DBALT HSBC/ Wells Fargo/ Deutsche Bank custody	2006-AR4
DB06WC	DBALT Wells Fargo/ Deutsche Bank custody	2006-AR5
DB06XC	Ace Wells Fargo/ Deutsche Bank custody	2006-NC3
DB06YC	Ace Wells Fargo/ Deutsche Bank custody	2006-ASAP6
DB06ZC	Ace Wells Fargo/ Deutsche Bank custody	2006-SD3
DB071C	DBALT Wells Fargo/ Deutsche Bank custody	2007-AR1
DB073C	Ace Wells Fargo/ Deutsche Bank custody	2007-ASL1
DB074C	DBALT Wells Fargo/ Deutsche Bank custody	2007-AR2
DB075C	DBALT Wells Fargo/ Deutsche Bank custody	2007-BAR1
DB077C	ACE Wells Fargo/ Deutsche Bank custody	2007-SL1
DB078C	ACE Wells Fargo/ Deutsche Bank custody	2007-HE2
DB07AC	ACE Wells Fargo/ Deutsche Bank custody	2007-ASAP1
DB07CC	DBALT Wells Fargo/ Deutsche Bank custody	2007-OA2
DB07DC	DBALT Wells Fargo/ Deutsche Bank custody	2007-AB1
DB07EC	Ace Wells Fargo/ Deutsche Bank custody	2007-HE4
DB07FC	DBALT Wells Fargo/ Deutsche Bank custody	2007-AR3
DB07GC	ACE Wells Fargo/ Deutsche Bank custody	2007-ASAP2
DB07HC	Wells Fargo/ Deutsche Alt-A Securities	2007-OA3
DB07JC	Ace / Wells Fargo	2007-HE5
DB07LC	DBALT / Wells Fargo	2007-OA4
DB07MC	DBALT / Wells Fargo	2007-1
DB07NC	DBALT / Wells Fargo	2007-OA5
DB07PC	Ace / Wells Fargo	2007-SL2
DB07QC	DBALT / Wells Fargo	2007-2
DB07TC	DBALT / Wells Fargo	2007-3
FB061C	ABSC	2006-AG1
FB071C	CSMC /Wells Fargo custody	2007-5
FB072C	CSMC custody	2007-NC1
FB073C	CSMC custody	2007-6

Deal ID	Deal Name	Series
FB075C	CSMC custody	2007-7
GC069C	HarborView Mortgage Loan Trust	2006-10
GC07AC	HarborView Mortgage Loan Trust	2007-3
GS061C	US Bank/Wells Fargo GSR custody	2006-1
GS062C	Wells Fargo /GSR custody	2006-AR1
GS063C	JP Morgan/ US Bank GSAA custody	2006-1
GS066C	GSAA	2006-3
GS067C	GSR	2006-2F
GS068C	Wells Fargo/US BankGSR	2006-3
GS069C	JP Morgan/ US Bank GSAA	2006-5
GS06AC	JP Morgan/ US Bank GSAA custody	2006-6
GS06BC	Wells Fargo/ US Bank GSR custody	2006-AR2
GS06CC	JP Morgan/ US Bank GSR custody	2006-4
GS06DC	Wells Fargo/ US Bank GSAMP custody	2006-HE3
GS06EC	JP Morgan/ US Bank GSAA custody	2006-9
GS06FC	Wells Fargo/ US Bank GSR custody	2006-5
GS06GC	Wells Fargo/ GSAMP custody	2006-HE4
GS06HC	Wells Fargo/ GSR custody	2006-6
GS06JC	Wells Fargo/ GSR custody	2006-7
GS06KC	Wells Fargo/ GSAA custody	2006-12
GS06LC	Wells Fargo/ GSAMP custody	2006-HE5
GS06MC	Wells Fargo/ GSR custody	2006-8
GS06OC	Wells Fargo/ GSAA custody	2006-14
GS06PC	Goldman Sachs/ US Bank/NCAMLT	2006-ALT2
GS06QC	GSAMP Goldman Sachs/ LaSalle/ Wells Fargo	2006-HE7
GS06RC	GSR Goldman Sachs/ US Bank/ Wells Fargo	2006-9F
GS06SC	GSAA Goldman Sachs/ US Bank/ Wells Fargo	2006-19
GS06TC	GSR Goldman Sachs/ US Bank/ Wells Fargo	2006-10F
GS06UC	GSAA Goldman Sachs/ US Bank/ Wells Fargo	2006-20
GS06VC	GSAMP Goldman Sachs/ LaSalle/ Wells Fargo	2006-HE8
GS072C	GSAA Goldman Sachs/ US Bank/ Wells Fargo	2007-1
GS073C	GSAMP Goldman Sachs/ LaSalle/Wells Fargo custody	2007-H1
GS074C	GSR Goldman Sachs/ Wells Fargo custody	2007-1F
GS075C	GSAMP Goldman Sachs/ Wells Fargo custody	2007-NC1
GS076C	GSAA Goldman Sachs/ Wells Fargo custody	2007-3
GS077C	GSAMP Goldman Sachs/ Wells Fargo custody	2007-HE1
GS078C	GSR Goldman Sachs/ Wells Fargo custody	2007-2F
GS07AC	GSAMP Goldman Sachs/ Wells Fargo custody	2007-HE2
GS07BC	GSR Goldman Sachs/ Wells Fargo custody	2007-3F
GS07DC	GSAA / Wells Fargo	2007-7
GS07EC	GSR / Wells Fargo	2007-4F
GS07FC	GSAA / Wells Fargo	2007-8
GS07GC	GSAA / Wells Fargo	2007-9
GS07HC	GSAA / Wells Fargo	2007-10
GS07KC	GSR / Wells Fargo	2007-5F
LH061Z	SASCO custody only	2006-BC2
LH062Z	LXS custody only	2006-13
LH063C	Lehman SAIL	2006-1
LH063Z	SAIL custody only	2006-BNC3
LH064C	Lehman LXS	2006-2N
LH064Z	LXS DB custody only	2006-14N
LH065C	Lehman SARM	2006-1
LH065Z	Lehman mortgage trust custody only	2006-5

Deal ID	Deal Name	Series
LH066Z	Greenpoint DB custody only	2006-HE1
LH067C	Lehman SASCO	2006-BNC1
LH067Z	LXS DB custody only	2006-15
LH068C	Lehman SARM	2006-2
LH068Z	LXS DB custody only	2006-16H
LH069C	Lehman SAIL	2006-2
LH069Z	SARM DB custody only	2006-9
LH06AC	Lehman SARM	2006-3
LH06AZ	BNC DB custody only	2006-1
LH06BC	Lehman LXS	2006-5
LH06BZ	LMT DB custody only	2006-6
LH06CZ	SASCO DB custody only	2006-BC3
LH06DC	SAIL	2006-BNC2
LH06DZ	LMT custody only	2006-7
LH06EC	SASCO	2006-BC1
LH06FC	SASCO	2006-AM1
LH06FZ	LXS DB custody only	2006-17
LH06GC	SARM	2006-4
LH06GZ	BNC DB custody only	2006-10
LH06HC	LXS	2006-7
LH06IZ	SASCO DB custody only	2006-BC4
LH06JZ	LXS custody only	2006-19
LH06KC	SAIL custody only	2006-3
LH06KZ	LXS	2006-18N
LH06LC	LXS	2006-8
LH06MC	SARM custody only	2006-5
LH06MZ	SASCO custody only	2006-BC5
LH06NC	SASCO custody only	2006-NC1
LH06NZ	LMT custody only	2006-8
LH06PC	SAIL custody only	2006-4
LH06QC	SASCO custody only	2006-ARS1
LH06QZ	SASCO custody only	2006-BC6
LH06RC	LXS custody only	2006-10N
LH06RZ	LMT custody only	2006-9
LH06SC	LXS custody only	2006-9
LH06SZ	SARM custody only	2006-12
LH06UC	SARM custody only	2006-7
LH06UZ	LXS custody only	2006-20
LH06WC	LMT custody only	2006-4
LH06XC	LXS custody only	2006-11
LH06YC	LXS custody only	2006-12N
LH06ZC	SARM custody only	2006-8
LH071C	SASCO custody only	2007-BC1
LH071Z	LXS custody only	2007-18N
LH072Z	SARM custody only	2007-10
LH073C	LMT custody only	2007-1
LH074C	LXS custody only	2007-2N
LH074Z	SASCO custody only	2007-BNC1
LH075C	LXS custody only	2007-1
LH075Z	LMT custody only	2007-10
LH076C	LMT custody only	2007-2
LH076Z	LXS custody only	2007-20N
LH077C	BNC custody only	2007-1

Deal ID	Deal Name	Series
LH077Z	SARM custody only	2007-11
LH078C	LXS custody only	2007-3
LH079C	LXS custody only	2007-4
LH079Z	SASCO custody only	2007-BC4
LH07AZ	BNC custody only	2007-4
LH07BC	SARM custody only	2007-3
LH07CC	LMT custody only	2007-4
LH07DC	LXS custody only	2007-5H
LH07FC	BNC custody only	2007-2
LH07GC	LXS custody only	2007-6
LH07JC	LMT custody only	2007-5
LH07KC	SASCO custody only	2007-BC3
LH07LC	LXS custody only	2007-9
LH07MC	LXS custody only	2007-8H
LH07NC	SASCO custody only	2007-OS1
LH07RC	LXS custody only	2007-12N
LH07SC	LXS custody only	2007-11
LH07TC	BNC custody only	2007-3
LH07WC	LMT custody only	2007-7
LH07XC	LXS custody only	2007-15N
LH07ZC	SARM custody only	2007-8
MG071C	MHL /Wells custody only	2007-1
MG072C	MHL /Wells custody only	2007-2
ML061C	MLMI	2006-AR1
ML072C	MANA /Wells Fargo custody only	2007-A3
ML073C	MANA /Wells Fargo custody only	2007-AF1
MS064C	MSM custody only	2006-11
SG071C	SG Mortgage Securities Trust	2007-NC1
SU071C	STICS /Wells Fargo custody only	2007-1
UB061C	UBS MASTR	2006-AM1
UB062C	UBS MASTR	2006-NC1
UB063C	Wells Fargo/ UBS MASTR	2006 HE-2
UB064C	MABS custody only	2006-AM2
UB065C	Wells Fargo/ UBS MASTR	2006-NC2
UB066C	Wells Fargo/ US Bank UBS MASTR custody only	2006-AM3
UB067C	Wells Fargo/ UBS MASTR	2006-NC3
UB068C	Wells Fargo/ UBS MASTR	2006-HE5
WA071C	WaMu / Citi custody	2007-HE2
WA072C	WaMu / Citi custody	2007-HE3
WA073C	WaMu / Citi custody	2007-HE4